EXHIBIT 99.1




                                                     [ LOGO - DECRANE AIRCRAFT ]


PRESENTATION TO
SENIOR SUBORDINATED NOTEHOLDERS
Regarding: DeCrane Aircraft





                               [GRAPHIC OMITTED]





                                                                DECRANE AIRCRAFT
                                                                   NOVEMBER 2002

DeCrane Management Committee                         [ LOGO - DECRANE AIRCRAFT ]
================================================================================

              Jack DeCrane                        Dick Kaplan
              -------------------------------     --------------------------
              o  Founder, CEO, Director           o  CFO, SVP and Director
              o  Served as President since           since March 1999
                 the Company's inception          o  Formerly a partner with
              o  Previously served as Group          Price Waterhouse LLP,
                 Vice President at the               having joined the firm in
                 Aerospace Group of BF               1964
                 Goodrich from 1986-1989          o  12 years industry experience
              o  32 years industry experience
Robert G. Martin                  Jeffrey A. Nerland             Jeffrey F. Smith
-------------------------------   ----------------------------   -------------------------------
o  SVP, President of the          o  SVP, President of the       o  SVP, President of the
   Systems Integration Group         Cabin Management Group         Specialty Avionics Group
   since Oct. 1999                   since March 2001               since 1999
o  President of PATS since        o  Vice President, Business    o  President of Avtech since
   its acquisition in January        Development from 1999 -        its acquisition in 1998
   1999                              2001                        o  Previously served in
o  Previously served as           o  Previously the President       various positions with
   president of Aerospace            of The Nerland Group           Avtech since 1989
   Display Systems from 1996      o  16 years industry           o  11 years industry experience
   - 1999                            Experience
o  35 years industry experience

Forward Looking Statements                           [ LOGO - DECRANE AIRCRAFT ]
================================================================================


     All statements other than statements of historical facts included in this presentation are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, which are difficult to predict. Please see DeCrane's Quarterly Report on Form 10Q for the period ended September 30, 2002 for a description of the various factors that affect DeCrane's businesses.

Agenda                                               [ LOGO - DECRANE AIRCRAFT ]
================================================================================


1.   Executive Summary

2.   Review of Operating Groups

     >   Cabin Management Group

     >   Specialty Avionics Group

     >   Systems Integration Group

3.   Historical Financial Summary

                                                     [ LOGO - DECRANE AIRCRAFT ]



Executive Summary


                                [GRAPHIC OMITTED}




                                           Jack DeCrane, Chief Executive Officer

State of the Business                                [ LOGO - DECRANE AIRCRAFT ]
================================================================================

All major OEMs have reduced deliveries since the March amendment

> Corporate OEM deliveries in 2003 are currently projected to total 610, down from 792 as projected in March

DeCrane has delivered strong performance in light of this industry turbulence

> Major new program wins and development programs will drive growth in the future

>    Minimized the adverse impact on margins

> Corporate focus on organic growth, leveraging competitive advantages and cost containment

Key strategic international alliances

Diverse customer base

> As of 9/30/02, only 2 customers represented more than 10% of DeCrane's sales

> Reduced reliance on Boeing Commercial (from 22.6% of 1997 sales to 7.3% of YTD 2002 sales)

Cost Reduction Initiatives

> The company has taken aggressive actions to rationalize the business in response to current and projected market conditions

     |X|  Manufacturing facility consolidations

     |X|  Substantial headcount and other cost reduction initiatives

     |X|  Increased focus on working capital management

> These initiatives have resulted in reduced fixed cash costs of over $20 million (in 2002E vs. 2001)

Liquidity Management

> $24.7 million cash on hand at 9/30/02 (greater than revolver balance of $21.0 million)

>    $13.2 million senior term debt repaid during nine months ended 9/30/02

>    Positive free cash flow in 2003

>    Continuing to service debt and remaining in full compliance

Strong sponsorship of DLJ Merchant Banking Partners

Cost Reduction Initiatives                           [ LOGO - DECRANE AIRCRAFT ]
================================================================================


Management has taken aggressive actions to mitigate the effects of adverse market conditions and declining OEM deliveries

>    Manufacturing facilities rationalization

     |X|  6 plant closings / consolidations

     |X|  Optimize existing capacity / reduce fixed costs

>    Personnel and other cost reductions

     |X| Since 9/11/01, total headcount reduced from 3,100 to 2,300 at 10/31/02 (26% reduction)

     |X| Minimized salary and wage increases and reduced incentive compensation (primarily at management level)

     |X|  Eliminated 401(k) matching program (effective 1/1/03)

>    Working capital initiatives

     |X|  Implemented an aggressive inventory reduction plan

     |X|  Accelerated receivables collection

     |X| Incorporated additional emphasis on working capital focus into incentive compensation process

As a result, management estimates that total cash fixed costs have been reduced by over $20 million (2002E compared with 2001)

Platform for Future Cash Flow Generation             [ LOGO - DECRANE AIRCRAFT ]
================================================================================


Secure strong positions on new business aircraft introductions

Leverage total cabin capability

>    New aircraft introductions and "block" changes on existing airframes

>    Become a major player in the rapidly growing refurbishment market

Continue to focus on total capability in the Systems Integration Group

> Capitalize on successful entry into the aircraft interior completion/modification business

>    Recent appointment as authorized BBJ completion center and service center

Capitalize on increasing content and revenue per aircraft in all three market segments

                                                     [ LOGO - DECRANE AIRCRAFT ]



Review of Operating Groups



                               [GRAPHIC OMITTED]

Three Focused Operating Groups                       [ LOGO - DECRANE AIRCRAFT ]
================================================================================


                                              |
             ---------------------------------|---------------------------
             |                                |                         |
             |                                |                         |
           Cabin                         Specialty                    Systems
      Management Group                 Avionics Group           Integration Group

 Seats, Furniture & Galleys,    Flight Deck Communications,    Auxiliary Fuel Tanks,
  Cabinetry, In-flight                Audio Power                Auxiliary Power,
 Entertainment Systems,         Control Equipment, Power &         Engineering &
  Sidewalls, Headliners,            Signal Contact             ertification Services
      Wood Veneer,               Products, CD Displays,        Interior Completions/
      Window Shades              Twisted Nematic Glass,        ircraft Modifications,
                                        SELCAL                 uthorized BBJ Completion
                                                                 & Service Center

   FY 2002E REVENUE SEGMENTATION               FY 2002E EBITDA SEGMENTATION

Systems Integration Group     18.1%         Systems Integration Group     23.5%
Specialty Avionics Groups     29.2%         Specialty Avionics Groups     33.2%
Cabin Management Group        52.7%         Cabin Management Group        43.3%

                                                     [ LOGO - DECRANE AIRCRAFT ]




                                [GRAPHIC OMITTED]




Cabin Management Group

Cabin Management Group: Highlights                   [ LOGO - DECRANE AIRCRAFT ]
================================================================================

> Represents approximately 53% and 43% of estimated FY 2002 revenue and EBITDA, respectively

> World's leading independent provider of cabin management products for corporate aircraft market

>    Serves virtually all major corporate aircraft manufacturers

     |X| Boeing Business Jets, Bombardier, Cessna, Gulfstream, Raytheon and Dassault

>    Innovative and cost saving product offerings

     |X|  "Totally Integrated Cabin" includes:

          - Complete, customized, pre-fit, pre-engineered cabin interior systems

          - Components, such as: furniture, galleys, seats, audio-visual entertainment systems, lighting, sidewalls, headliners and electrical control units

Recent Developments

>    Implemented aggressive cost reduction initiatives

     |X|  Closed/consolidated 6 manufacturing facilities

     |X|  Reduced headcount by 30%

>    Teamed with Thales on a new major development program

Cabin Management Group: OE Deliveries                [ LOGO - DECRANE AIRCRAFT ]
================================================================================

Corporate Jet Delivery Forecasts

> Total delivery projections have declined since the Company's March 2002 bank meeting

Corporate Jet Delivery Forecasts

Forecast as of      2001A      2002E       2003E       2004E       2005E
--------------      -----      -----       -----       -----       -----

February 02           788        779         792         829         905

August 02             788        718         650         741         807

November 02           788        709         610         735         801

Cabin Management Group: Outlook                      [ LOGO - DECRANE AIRCRAFT ]
================================================================================


Business Outlook

> Total corporate aircraft deliveries in 2002 and 2003 are expected to be down approximately 10% and 14%, sequentially

> Decline in deliveries is partially offset by several new contracts for seats and other cabin furniture

> Revenue from new contracts, products and services will begin to significantly add to revenue in 2003

     |X|  Signed contracts account for vast majority of incremental revenue

>    Plan to capitalize on growing aircraft refurbishment market

     |X|  Reduces dependence on OE deliveries

>    New product development

Cabin Management Group: Financials                    [ LOGO - DECRANE AIRCRAFT]
================================================================================


Summary Financial Performance

($ in millions)
--------------------------------------------------------------------------------
                                                2001A
                         -------------------------------------------------------
                              Q1A       Q2A      Q3A       Q4A         FYE
--------------------------------------------------------------------------------

Revenue                      $51.4     $53.9    $53.5     $47.3        $206.1
  Sequential Growth            7.6%      5.0%    (0.9%)   (11.5%)         5.6%

EBITDA                       $13.4     $13.6    $10.7      $7.9         $45.6
  Margin                      26.1%     25.2%    20.0%     16.6%         22.1%

--------------------------------------------------------------------------------

------------------------------------------------------          ----------------
                                   2002 YTD
                         -----------------------------
                              Q1A       Q2A      Q3A                   LTM
------------------------------------------------------          ----------------

Revenue                      $45.9     $48.2    $41.2                  $182.6
  Sequential Growth           (3.0%)     5.2%   (14.6%)                 (11.6%)

EBITDA                        $7.5      $9.0     $9.0                   $33.4
  Margin                      16.3%     18.7%    21.8%                   18.3%

------------------------------------------------------          ----------------

                                                     [ LOGO - DECRANE AIRCRAFT ]
================================================================================





                               [GRAPHIC OMITTED]









Specialty Avionics Group

Specialty Avionics Group: Highlights                 [ LOGO - DECRANE AIRCRAFT ]
===============================================================================

> Represents approximately 29% and 33% of estimated 2002 revenue and EBITDA, respectively

> Leading market share in some of the most profitable product categories of the avionics components industry

> Provides comprehensive, integrated products and services from design to manufacturing

> Serves most major customers in the commercial and regional aircraft OEM markets in addition to specialty avionics systems suppliers

     |X|      Boeing               |X|      Airbus

     |X|      Bombardier           |X|      Embraer

     |X|      Honeywell            |X|      Rockwell Collins

     |X|      Matsushita           |X|      Gulfstream

Specialty Avionics Group: Business Review            [ LOGO - DECRANE AIRCRAFT ]
===============================================================================

Business Review and Outlook

>    Commercial OEM: 43% of YTD 2002 revenue

     |X| Boeing deliveries down from 529 in 2001 to an estimated 375 in 2002 and 275 in 2003

          -    Boeing represents the vast majority of commercial OEM business

          - Have established long-term pricing agreements that stabilize margins

>    Commercial Aftermarket: 17% of YTD 2002 revenue

     |X| Impacted by September 11th due to commercial fleet reductions and discretionary idling of aircraft in need of aftermarket refurb/retrofitting

>    Military: 17% of YTD 2002 revenue

     |X|  Positive outlook due to increased government spending

>    Regional OEM: 10% of YTD 2002 revenue

     |X|  Scheduled deliveries reduced in the wake of September 11th

>    Corporate: 5% of YTD 2002 revenue

>    Other: 10% of YTD 2002 revenue

Specialty Avionics Group: Financials                 [ LOGO - DECRANE AIRCRAFT ]
===============================================================================

Summary Financial Performance
($ in millions)

-------------------------------------------------------------------------------
                                                 2001A
                      ---------------------------------------------------------
                       Q1A          Q2A           Q3A        Q4A         FYE
-------------------------------------------------------------------------------
Revenue               $31.3        $31.8         $31.9      $28.2       $123.2
  Sequential Growth     2.7%         1.8%          0.2%     (11.5%)        6.2%

EBITDA                 $7.8         $9.4          $9.0       $7.0        $33.3
  Margin               25.0%        29.5%         28.3%      24.9%        27.0%
-------------------------------------------------------------------------------

------------------------------------------------------------           --------
                                  2002 YTD
                      --------------------------------------
                       Q1A          Q2A           Q3A                    LTM
------------------------------------------------------------           --------
Revenue               $25.3        $25.0         $23.4                  $102.0
  Sequential Growth   (10.3%)       (1.2%)        (6.5%)                 (18.7%)

EBITDA                 $7.0         $6.7          $6.4                   $27.1
  Margin               27.7%        26.7%         27.4%                   26.6%
------------------------------------------------------------           --------

                                                     [ LOGO - DECRANE AIRCRAFT ]




                               [GRAHIC OMITTED]

Systems Integration Group

Systems Integration Group: Highlights                [ LOGO - DECRANE AIRCRAFT ]
===============================================================================

> Represents approximately 18% and 24% of estimated 2002 revenue and EBITDA, respectively

>    Leading provider of turnkey solutions in aircraft modifications

     |X|  Extending flight range
     |X| Cockpit and flight control integrator for commercial and corporate aircraft
     |X|  Commercial and corporate aircraft retrofit kits to integrate:
          -    FAA safety mandates
          -    Avionics upgrades

> Strong relationships with leading customers in both corporate and commercial aircraft markets, including:

     -   Boeing                   -   Raytheon
     -   Boeing Business Jets     -   Major corporations with air transport category aircraft
     -   Bombardier               -   Heads of state with air transport category aircraft
     -   Rockwell Collins

> Successfully entered the completions business with the completion of a BBJ in 2002

     |X|  Delivered first BBJ interior completion
     |X| Appointed by Boeing as authorized BBJ completion center and service center
          -    1 of only 3 worldwide
          -    Existing BBJ fleet is comprised of 67 aircraft

Systems Integration Group: Business Review           [ LOGO - DECRANE AIRCRAFT ]
===============================================================================

Business Review

>    PATS: 85% of estimated 2002 revenue

     |X|  12 BBJ auxiliary fuel tank system deliveries in 2002

     |X| Increased aircraft content with Navlink 2, cockpit printer, and service bulletin activity

     |X| Delivered first BBJ2 completion within 60 days of due date (vs. industry average of 18 - 24 months after due date)

          - Aircraft featured DeCrane seats, furniture, tanks, engineering, certification, veneer

>    Hollingsead: 15% of estimated 2002 revenue

     |X|  Impacted by September 11th

     |X|  New business developments:

          -    Established Honeywell as new customer on pilot program

          -    Signed a new long-term contract with Bombardier for racks/trays

          - Developed new cockpit security camera product line using engineering downtime

          -    Solidified a partnership with Rockwell Collins

Systems Integration Group: Outlook                   [ LOGO - DECRANE AIRCRAFT ]
===============================================================================

Business Outlook

>    PATS business is evolving as new capabilities develop

     |X| Mix of revenue is expected to shift toward completion with less reliance on BBJ fuel tank systems

     |X|  Capacity at the PATS location will facilitate:

          -    AEW&C fuel tank systems

          -    Aircraft interior completions

          -    BBJ service center operations

>    Auxiliary tank systems expected to be 55% of estimated 2002 revenue

     |X|  100% market share for BBJ fuel tank systems

     |X|  737 AEW&C Program

>    Hollingsead

     |X|  Revenue down more than 40% in 2002 - impacted by September 11th

     |X|  Several new revenue opportunities

>    New Military Program (pending mandate)

     |X|  Engineering revenue in 2003 and 2004; deliveries in 2005

          -    Approximately $2.0 million of content per aircraft

>    Completions Business: 22% of group revenue in 2002

     |X|  Strong demand due to shortage of capacity in the industry

Systems Integration Group: Financials                [ LOGO - DECRANE AIRCRAFT ]
================================================================================

Summary Financial Performance
($ in millions)

--------------------------------------------------------------------------------
                                                 2001A
                     -----------------------------------------------------------
                      Q1A          Q2A            Q3A         Q4A          FYE
--------------------------------------------------------------------------------
Revenue              $16.7        $17.8          $18.5       $14.5        $67.5
  Sequential Growth    6.6%         6.1%           4.3%      (21.7%)        7.3%

EBITDA                $4.1         $4.8           $4.4        $3.9        $17.2
  Margin              24.5%        26.9%          23.8%       26.7%        25.4%
--------------------------------------------------------------------------------

--------------------------------------------------------                 -------
                                   2002 YTD
                     -----------------------------------
                      Q1A          Q2A            Q3A                     LTM
                     -----------------------------------                 -------
Revenue              $15.1        $13.2          $15.3                   $58.1
  Sequential Growth    3.9%       (12.3%)         15.3%                  (15.4%)

EBITDA                $4.3         $4.1           $4.8                   $17.1
  Margin              28.5%        31.0%          31.5%                   29.4%
                     -----------------------------------                 -------

                                                    [ LOGO - DECRANE AIRCRAFT ]




Historical Financial Summary


                               [GRAPHIC OMITTED]


                                           Dick Kaplan, Chief Financial Officer

Operating Performance: Revenue                       [ LOGO - DECRANE AIRCRAFT ]
===============================================================================

2001 Revenue:  $395 million                  2002 YTD Revenue:  $252 million
($ in millions)                              ($ in millions)

                  Revenue                    Date                Bar
                  -------                    ----               -----
  Q1-01             $99.2                    Q1-02              $86.2
  Q2-01            $102.8                    Q2-02              $86.3
  Q3-01            $102.9                    Q3-02              $79.6
  Q4-01             $90.5                    Q4-02               $0.0



                         > LTM Revenue: $343 million

Operating Performance: EBITDA                        [ LOGO - DECRANE AIRCRAFT ]
===============================================================================

2001 EBITDA:  $88.8 million                 2002 YTD EBITDA:  $54.2 million
($ in millions)                             ($ in millions)

           EBITDA      EBITDA Margin                   EBITDA      EBITDA Margin
Q1-01      $23.4          23.6%             Q1-02      $17.3          20.1%
Q2-01      $26.3          25.6%             Q2-02      $18.1          21.0%
Q3-01      $22.0          21.4%             Q3-02      $18.8          23.7%
Q4-01      $17.1          18.9%             Q4-02       $0.0


                                            Q1-02             $100.0
                                            Q2-02             $100.0
                                            Q3-02             $100.0
                                            Q4-02             $100.0


                           LTM EBITDA: $71.4 million

Capitalization Summary                               [ LOGO - DECRANE AIRCRAFT ]
===============================================================================

Capitalization: September 30, 2002
($ in millions)
-------------------------------------------------------------------------------
                                                                 Net Cum.
                                                      As of    Mult. of LTM
                                                     9/30/02     EBITDA (1)
-------------------------------------------------------------------------------
 LTM EBITDA                                          $71.4
 Cash                                                 24.7

 Debt:
 Revolver                                            $21.0          NM
 Term Loan A                                          27.7        0.34x
 Term Loan B                                         130.0        2.16x
 Term Loan D                                         109.8        3.69x
 Capital Leases and Other                             11.8        3.86x
-------------------------------------------------------------------------------
   Total Senior Secured Debt                        $300.3        3.86x

 Senior Subordinated Notes                           100.0        5.26x
-------------------------------------------------------------------------------
   Total Debt                                       $400.3        5.26x

 Total Investor and Management Equity Committed(2)   188.0        7.89x
-------------------------------------------------------------------------------
   Total Capitalization                             $588.3        7.89x

-------------------------------------------------------------------------------

(1)  Cumulative Multiple is net of cash, and excludes earn-out obligations.
(2) Reflects total invested and accreted values of common and preferred equity.

The Senior Secured Credit Facilities                [ LOGO - DECRANE AIRCRAFT ]
===============================================================================

Senior Credit Facility Balances

($ in millions)
--------------------------------------------------------------------------------
FACILITY                        9/30/2002*      LIBOR SPREAD         MATURITY
--------------------------------------------------------------------------------

Revolving Credit Facility         $21.0           L+3.75%            09/30/04
Term Loan A                        27.7           L+3.75%            09/30/04
Term Loan B                       130.0           L+4.00%            09/30/05
Term Loan D                       109.8           L+4.50%            12/17/06
--------------------------------------------------------------------------------
  Total Senior Credit Facility   $288.5

--------------------------------------------------------------------------------

-----------------------------------------------------
Current Rating:                 B+ / B2
-----------------------------------------------------

* Note: September 30, 2002, cash balance totalled $24.7 million.



Mandatory Debt Amortization

($ in millions)
-------------------------------------------------------------------------------
                         2002       2003        2004        2005        2006
-------------------------------------------------------------------------------

Term Loan A              $9.0      $12.2       $12.8          -            -
Term Loan B               1.4        1.4        32.8        95.5           -
Term Loan D               1.1        1.1         1.1         1.1        106.1
-------------------------------------------------------------------------------
  Total Term Loans      $11.5      $14.7       $46.8       $96.6       $106.1
-------------------------------------------------------------------------------

Limited Capital Expenditure Requirements             [ LOGO - DECRANE AIRCRAFT ]
===============================================================================

>  Low maintenance cap-ex of approximately $6.0 million annually


Annual Capital Expenditures*
($ in millions)

                         Maintenance Capex       Expansion Capex
             2000             $7.0                  $15.7
             2001             $7.0                   $4.9
             2002E            $5.4                   $0.0


* Fiscal year 2000 includes approximately $10 million for facility expansions, including the Aviart facility acquisition.

Quarterly Free Cash Flow Analysis
===============================================================================


Free Cash Flow Analysis
-----------------------------------------------------------------------------------------------------
($ in millions)
                                                                                2002 YTD
                                                                     --------------------------------
                                                          2001A            Q1        Q2         Q3
-----------------------------------------------------------------------------------------------------
EBITDA                                                     $88.8          $17.3     $18.1      $18.8
Less: Non recurring Chgs / EBITDA Add-Backs                 (2.3)          (4.4)     (1.4)      (1.3)
Less: Cash Interest Expense                                (36.8)          (7.4)     (7.5)      (8.0)
Less: Cash Taxes                                            (1.2)             -      (0.4)         -
Less: Capital Expenditures                                 (11.9)          (0.6)     (1.8)      (1.3)
Less: Increases in Working Capital                         (28.4)          (1.3)     (3.6)       6.8
-----------------------------------------------------------------------------------------------------
  Free Cash Flow                                            $8.2           $3.6      $3.4      $15.0

Less: Earnouts                                             (13.5)          (0.7)     (5.6)         -
Less: Scheduled Debt Payments                              (10.1)          (4.2)     (3.1)      (3.2)
-----------------------------------------------------------------------------------------------------
  Free Cash Flow After Earnouts and Debt Payments         ($15.4)         ($1.3)    ($5.3)     $11.8

Covenant Ratio Drivers:
Net Senior Debt                                           $296.3         $293.4    $295.6     $275.6
Consolidated Net Debt                                      396.3          393.4     395.6      375.6
LTM EBITDA                                                  88.8           82.7      74.5       71.4
LTM Cash Interest                                           36.8           34.3      32.4       31.3

Covenant Ratios:
Consolidated Net Debt / EBITDA                             4.46x          4.76x     5.31x      5.26x
Net Senior Debt / EBITDA                                   3.34x          3.55x     3.97x      3.86x
Interest Coverage                                          2.43x          2.44x     2.32x      2.30x
Fixed Charge Ratio                                         1.49x          1.45x     1.38x      1.38x

-----------------------------------------------------------------------------------------------------

                          [ LOGO - DECRANE AIRCRAFT ]